SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                            _________


                            FORM 8-K


                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) of the

                 SECURITIES EXCHANGE ACT OF 1934



  Date of Report (Date of earliest event reported) July 1, 1994



             HEALTH AND RETIREMENT PROPERTIES TRUST
       (Exact name of registrant as specified in charter)



        Maryland            1-9317             04-6558834
     (State or other     (Commission file    (IRS employer
     jurisdiction of     number)             identification no.)
     incorporation)


     400 Centre Street, Newton, Massachusetts          02158
     (Address of principal executive offices)          (Zip code)


Registrant's telephone number, including area code:  617-332-3990


           HEALTH AND REHABILITATION PROPERTIES TRUST
                   (Former name of registrant)

Item 5.   Other Events.

     On July 1, 1994, Health and Rehabilitation Properties Trust (the "Company") filed a Third Amended and Restated Declaration of Trust (the "Amendment") with the Maryland State Department of Assessments and Taxation. The Amendment changed the Company's name to "Health and Retirement Properties Trust."


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

   3.1.  Third Amended and Restated Declaration of Trust.



                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         HEALTH AND RETIREMENT PROPERTIES TRUST



Date:  July 7, 1994      By: /s/ David J. Hegarty
                             David J. Hegarty, Executive Vice
                             President and Chief Financial
                             Officer